EXHIBIT 99.1

                                  CERTIFICATION

              Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

      In connection with the filing of the Annual Report of the CommScope, Inc. of North Carolina Employees Retirement Savings Plan (the "Plan") on Form 11-K (the "Report") for the fiscal year ended December 31, 2002, the undersigned, as the members of the Administrative Committee of the Plan, hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      The Report fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and

      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

      A signed original of this written statement has been provided to CommScope, Inc. and will be retained by CommScope, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



Dated:  June 24, 2003             /s/ BARRY D. GRAHAM
                                  ---------------------------------
                                  Barry D. Graham
                                  Member, Administrative Committee


Dated:  June 24, 2003             /s/ JAMES L. WRIGHT
                                  ---------------------------------
                                  James L. Wright
                                  Member, Administrative Committee